                                                                      EXHIBIT 24

AMERICAN GENERAL CORPORATION: BOARD OF DIRECTORS

DATE:     JANUARY 18, 2001
SUBJECT:  FORM 10-K; LIMITED POWER OF ATTORNEY FOR


                            LIMITED POWER OF ATTORNEY


          WHEREAS, AMERICAN GENERAL CORPORATION, a Texas corporation (the Company), will file with the Securities and Exchange Commission (Commission) under Section 13 of the Securities Exchange Act of 1934, as amended (Act), its annual report on Form 10-K for the fiscal year ended December 31, 2000 (Form 10-K), with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents related thereto;

          NOW, THEREFORE, the undersigned in his/her capacity as a director or officer or both, as the case may be, of the Company does hereby appoint NICHOLAS
R. RASMUSSEN and MARK S. BERG, and each of them, severally, his/her true and lawful attorney or attorneys-in-fact with or without the other and with full power of substitution and resubstitution, to execute in his/her name, place, and stead, in his/her capacity as a director or officer or both, as the case may be, of the Company, the Form 10-K and any and all amendments thereto as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with the Form 10-K, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

          IN WITNESS WHEREOF, the undersigned has executed this instrument this 18th day of January, 2001.





                                                     /s/ J. EVANS ATTWELL
                                                     ---------------------------

AMERICAN GENERAL CORPORATION: BOARD OF DIRECTORS

DATE:     JANUARY 18, 2001
SUBJECT:  FORM 10-K; LIMITED POWER OF ATTORNEY FOR


                            LIMITED POWER OF ATTORNEY


          WHEREAS, AMERICAN GENERAL CORPORATION, a Texas corporation (the Company), will file with the Securities and Exchange Commission (Commission) under Section 13 of the Securities Exchange Act of 1934, as amended (Act), its annual report on Form 10-K for the fiscal year ended December 31, 2000 (Form 10-K), with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents related thereto;

          NOW, THEREFORE, the undersigned in his/her capacity as a director or officer or both, as the case may be, of the Company does hereby appoint NICHOLAS
R. RASMUSSEN and MARK S. BERG, and each of them, severally, his/her true and lawful attorney or attorneys-in-fact with or without the other and with full power of substitution and resubstitution, to execute in his/her name, place, and stead, in his/her capacity as a director or officer or both, as the case may be, of the Company, the Form 10-K and any and all amendments thereto as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with the Form 10-K, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

          IN WITNESS WHEREOF, the undersigned has executed this instrument this 18th day of January, 2001.



                                                     /s/ BRADY F. CARRUTH
                                                     ---------------------------

AMERICAN GENERAL CORPORATION: BOARD OF DIRECTORS

DATE:     JANUARY 18, 2001
SUBJECT:  FORM 10-K; LIMITED POWER OF ATTORNEY FOR


                            LIMITED POWER OF ATTORNEY


          WHEREAS, AMERICAN GENERAL CORPORATION, a Texas corporation (the Company), will file with the Securities and Exchange Commission (Commission) under Section 13 of the Securities Exchange Act of 1934, as amended (Act), its annual report on Form 10-K for the fiscal year ended December 31, 2000 (Form 10-K), with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents related thereto;

          NOW, THEREFORE, the undersigned in his/her capacity as a director or officer or both, as the case may be, of the Company does hereby appoint NICHOLAS
R. RASMUSSEN and MARK S. BERG, and each of them, severally, his/her true and lawful attorney or attorneys-in-fact with or without the other and with full power of substitution and resubstitution, to execute in his/her name, place, and stead, in his/her capacity as a director or officer or both, as the case may be, of the Company, the Form 10-K and any and all amendments thereto as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with the Form 10-K, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

          IN WITNESS WHEREOF, the undersigned has executed this instrument this 18th day of January, 2001.




                                                     /s/ W. LIPSCOMB DAVIS
                                                     ---------------------------

AMERICAN GENERAL CORPORATION: BOARD OF DIRECTORS

DATE:     JANUARY 18, 2001
SUBJECT:  FORM 10-K; LIMITED POWER OF ATTORNEY FOR


                            LIMITED POWER OF ATTORNEY


          WHEREAS, AMERICAN GENERAL CORPORATION, a Texas corporation (the Company), will file with the Securities and Exchange Commission (Commission) under Section 13 of the Securities Exchange Act of 1934, as amended (Act), its annual report on Form 10-K for the fiscal year ended December 31, 2000 (Form 10-K), with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents related thereto;

          NOW, THEREFORE, the undersigned in his/her capacity as a director or officer or both, as the case may be, of the Company does hereby appoint NICHOLAS
R. RASMUSSEN and MARK S. BERG, and each of them, severally, his/her true and lawful attorney or attorneys-in-fact with or without the other and with full power of substitution and resubstitution, to execute in his/her name, place, and stead, in his/her capacity as a director or officer or both, as the case may be, of the Company, the Form 10-K and any and all amendments thereto as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with the Form 10-K, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

          IN WITNESS WHEREOF, the undersigned has executed this instrument this 18th day of January, 2001.





                                                     /s/ ROBERT M. DEVLIN
                                                     ---------------------------

AMERICAN GENERAL CORPORATION: BOARD OF DIRECTORS

DATE:     JANUARY 18, 2001
SUBJECT:  FORM 10-K; LIMITED POWER OF ATTORNEY FOR


                            LIMITED POWER OF ATTORNEY


          WHEREAS, AMERICAN GENERAL CORPORATION, a Texas corporation (the Company), will file with the Securities and Exchange Commission (Commission) under Section 13 of the Securities Exchange Act of 1934, as amended (Act), its annual report on Form 10-K for the fiscal year ended December 31, 2000 (Form 10-K), with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents related thereto;

          NOW, THEREFORE, the undersigned in his/her capacity as a director or officer or both, as the case may be, of the Company does hereby appoint NICHOLAS
R. RASMUSSEN and MARK S. BERG, and each of them, severally, his/her true and lawful attorney or attorneys-in-fact with or without the other and with full power of substitution and resubstitution, to execute in his/her name, place, and stead, in his/her capacity as a director or officer or both, as the case may be, of the Company, the Form 10-K and any and all amendments thereto as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with the Form 10-K, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

          IN WITNESS WHEREOF, the undersigned has executed this instrument this 18th day of January, 2001.





                                                     /s/ J. EDWARD EASLER II
                                                     ---------------------------

AMERICAN GENERAL CORPORATION: BOARD OF DIRECTORS

DATE:     JANUARY 18, 2001
SUBJECT:  FORM 10-K; LIMITED POWER OF ATTORNEY FOR


                            LIMITED POWER OF ATTORNEY


          WHEREAS, AMERICAN GENERAL CORPORATION, a Texas corporation (the Company), will file with the Securities and Exchange Commission (Commission) under Section 13 of the Securities Exchange Act of 1934, as amended (Act), its annual report on Form 10-K for the fiscal year ended December 31, 2000 (Form 10-K), with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents related thereto;

          NOW, THEREFORE, the undersigned in his/her capacity as a director or officer or both, as the case may be, of the Company does hereby appoint NICHOLAS
R. RASMUSSEN and MARK S. BERG, and each of them, severally, his/her true and lawful attorney or attorneys-in-fact with or without the other and with full power of substitution and resubstitution, to execute in his/her name, place, and stead, in his/her capacity as a director or officer or both, as the case may be, of the Company, the Form 10-K and any and all amendments thereto as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with the Form 10-K, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

          IN WITNESS WHEREOF, the undersigned has executed this instrument this 18th day of January, 2001.





                                                     /s/ LARRY D. HORNER
                                                     ---------------------------

AMERICAN GENERAL CORPORATION: BOARD OF DIRECTORS

DATE:     JANUARY 18, 2001
SUBJECT:  FORM 10-K; LIMITED POWER OF ATTORNEY FOR


                            LIMITED POWER OF ATTORNEY


          WHEREAS, AMERICAN GENERAL CORPORATION, a Texas corporation (the Company), will file with the Securities and Exchange Commission (Commission) under Section 13 of the Securities Exchange Act of 1934, as amended (Act), its annual report on Form 10-K for the fiscal year ended December 31, 2000 (Form 10-K), with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents related thereto;

          NOW, THEREFORE, the undersigned in his/her capacity as a director or officer or both, as the case may be, of the Company does hereby appoint NICHOLAS
R. RASMUSSEN and MARK S. BERG, and each of them, severally, his/her true and lawful attorney or attorneys-in-fact with or without the other and with full power of substitution and resubstitution, to execute in his/her name, place, and stead, in his/her capacity as a director or officer or both, as the case may be, of the Company, the Form 10-K and any and all amendments thereto as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with the Form 10-K, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

          IN WITNESS WHEREOF, the undersigned has executed this instrument this 18th day of January, 2001.





                                                     /s/ RICHARD J.V. JOHNSON
                                                     ---------------------------

AMERICAN GENERAL CORPORATION: BOARD OF DIRECTORS

DATE:     JANUARY 18, 2001
SUBJECT:  FORM 10-K; LIMITED POWER OF ATTORNEY FOR


                            LIMITED POWER OF ATTORNEY


          WHEREAS, AMERICAN GENERAL CORPORATION, a Texas corporation (the Company), will file with the Securities and Exchange Commission (Commission) under Section 13 of the Securities Exchange Act of 1934, as amended (Act), its annual report on Form 10-K for the fiscal year ended December 31, 2000 (Form 10-K), with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents related thereto;

          NOW, THEREFORE, the undersigned in his/her capacity as a director or officer or both, as the case may be, of the Company does hereby appoint NICHOLAS
R. RASMUSSEN and MARK S. BERG, and each of them, severally, his/her true and lawful attorney or attorneys-in-fact with or without the other and with full power of substitution and resubstitution, to execute in his/her name, place, and stead, in his/her capacity as a director or officer or both, as the case may be, of the Company, the Form 10-K and any and all amendments thereto as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with the Form 10-K, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

          IN WITNESS WHEREOF, the undersigned has executed this instrument this 18th day of January, 2001.





                                                     /s/ MORRIS J. KRAMER
                                                     ---------------------------

AMERICAN GENERAL CORPORATION: BOARD OF DIRECTORS

DATE:     JANUARY 18, 2001
SUBJECT:  FORM 10-K; LIMITED POWER OF ATTORNEY FOR


                            LIMITED POWER OF ATTORNEY


          WHEREAS, AMERICAN GENERAL CORPORATION, a Texas corporation (the Company), will file with the Securities and Exchange Commission (Commission) under Section 13 of the Securities Exchange Act of 1934, as amended (Act), its annual report on Form 10-K for the fiscal year ended December 31, 2000 (Form 10-K), with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents related thereto;

          NOW, THEREFORE, the undersigned in his/her capacity as a director or officer or both, as the case may be, of the Company does hereby appoint NICHOLAS
R. RASMUSSEN and MARK S. BERG, and each of them, severally, his/her true and lawful attorney or attorneys-in-fact with or without the other and with full power of substitution and resubstitution, to execute in his/her name, place, and stead, in his/her capacity as a director or officer or both, as the case may be, of the Company, the Form 10-K and any and all amendments thereto as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with the Form 10-K, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

          IN WITNESS WHEREOF, the undersigned has executed this instrument this 18th day of January, 2001.





                                                     /s/ MICHAEL E. MURPHY
                                                     ---------------------------

AMERICAN GENERAL CORPORATION: BOARD OF DIRECTORS

DATE:     JANUARY 18, 2001
SUBJECT:  FORM 10-K; LIMITED POWER OF ATTORNEY FOR


                            LIMITED POWER OF ATTORNEY


          WHEREAS, AMERICAN GENERAL CORPORATION, a Texas corporation (the Company), will file with the Securities and Exchange Commission (Commission) under Section 13 of the Securities Exchange Act of 1934, as amended (Act), its annual report on Form 10-K for the fiscal year ended December 31, 2000 (Form 10-K), with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents related thereto;

          NOW, THEREFORE, the undersigned in his/her capacity as a director or officer or both, as the case may be, of the Company does hereby appoint NICHOLAS
R. RASMUSSEN and MARK S. BERG, and each of them, severally, his/her true and lawful attorney or attorneys-in-fact with or without the other and with full power of substitution and resubstitution, to execute in his/her name, place, and stead, in his/her capacity as a director or officer or both, as the case may be, of the Company, the Form 10-K and any and all amendments thereto as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with the Form 10-K, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

          IN WITNESS WHEREOF, the undersigned has executed this instrument this 18th day of January, 2001.





                                                     /s/ MICHAEL J. POULOS
                                                     ---------------------------

AMERICAN GENERAL CORPORATION: BOARD OF DIRECTORS

DATE:     JANUARY 18, 2001
SUBJECT:  FORM 10-K; LIMITED POWER OF ATTORNEY FOR


                            LIMITED POWER OF ATTORNEY


          WHEREAS, AMERICAN GENERAL CORPORATION, a Texas corporation (the Company), will file with the Securities and Exchange Commission (Commission) under Section 13 of the Securities Exchange Act of 1934, as amended (Act), its annual report on Form 10-K for the fiscal year ended December 31, 2000 (Form 10-K), with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents related thereto;

          NOW, THEREFORE, the undersigned in his/her capacity as a director or officer or both, as the case may be, of the Company does hereby appoint NICHOLAS
R. RASMUSSEN and MARK S. BERG, and each of them, severally, his/her true and lawful attorney or attorneys-in-fact with or without the other and with full power of substitution and resubstitution, to execute in his/her name, place, and stead, in his/her capacity as a director or officer or both, as the case may be, of the Company, the Form 10-K and any and all amendments thereto as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with the Form 10-K, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

          IN WITNESS WHEREOF, the undersigned has executed this instrument this 18th day of January, 2001.





                                                     /s/ ROBERT E. SMITTCAMP
                                                     ---------------------------

AMERICAN GENERAL CORPORATION: BOARD OF DIRECTORS

DATE:     JANUARY 18, 2001
SUBJECT:  FORM 10-K; LIMITED POWER OF ATTORNEY FOR


                            LIMITED POWER OF ATTORNEY


          WHEREAS, AMERICAN GENERAL CORPORATION, a Texas corporation (the Company), will file with the Securities and Exchange Commission (Commission) under Section 13 of the Securities Exchange Act of 1934, as amended (Act), its annual report on Form 10-K for the fiscal year ended December 31, 2000 (Form 10-K), with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents related thereto;

          NOW, THEREFORE, the undersigned in his/her capacity as a director or officer or both, as the case may be, of the Company does hereby appoint NICHOLAS
R. RASMUSSEN and MARK S. BERG, and each of them, severally, his/her true and lawful attorney or attorneys-in-fact with or without the other and with full power of substitution and resubstitution, to execute in his/her name, place, and stead, in his/her capacity as a director or officer or both, as the case may be, of the Company, the Form 10-K and any and all amendments thereto as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with the Form 10-K, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

          IN WITNESS WHEREOF, the undersigned has executed this instrument this 18th day of January, 2001.





                                                     /s/ ANNE M. TATLOCK
                                                     ---------------------------